SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 29, 2000

                              MARTIN COLOR-FI, INC.
             (Exact name of registrant as specified in its charter)


        South Carolina                   0-21340                57-0879569
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)


                306 Main Street, Edgefield, South Carolina 29824
                    (Address of principal executive offices)

Registrant's telephone number, including area code (803) 637-7000

                                       N/A

         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

         The text of the press release included herewith as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                   Description
(from Item 601
of Regulation S-K)

    99                        Press release dated March 1, 2000








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARTIN COLOR-FI, INC.
                                           -------------------------------------
                                                    (Registrant)


       March 2, 2000                            s/Gregory W. Anderson
Date:---------------                       By:----------------------------------
                                               Gregory W. Anderson
                                               Its Senior Vice President






































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                                  EXHIBIT INDEX

Exhibit No.                 Description
(from Item 601
of Regulation S-K)

   99                       Press Release dated March 1, 2000














































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